                                                                   EXHIBIT 10.02

                                    AGREEMENT






THIS AGREEMENT, dated as of June 14, 2001 by and between General Motors Corporation ("GM") and American Axle & Manufacturing, Inc. ("AAM").

Without creating any precedents or waiving any rights under any other agreements except as expressly provided herein, the parties hereto agree as follows:

1. GM designates AAM as the * * * Tier I supplier for all of GM's requirements for driveline components for the * * * series program, including all derivatives thereof based upon the * * * platform, which replace * * * series program components, subject to the following:

          a. The price of * * * series program components set forth in Exhibit 1 shall be the price as of the date of this agreement of the
               * * * series program component being replaced, giving effect to the price reductions set forth in Section 3 below. Such prices shall be increased or decreased by the cost of the engineering changes ordered by GM in the specifications for such products
               (* * * & * * *) plus a proportional change in profit to AAM. AAM and GM agree to pursue jointly achieved cost savings efforts as provided in Section 2 below with respect to * * * axles.

          b. With respect to * * * series program driveline components not listed in Exhibit I, including without limitation, modules, whether steerable or otherwise, except for steerable beam axles, GM shall provide AAM with a right of last refusal with respect to such products in accordance with the AAM/GM 30-Day Letter Procedure, dated as of July 28, 2000, between GM and AAM.

          c. All * * * series program products sourced to AAM by GM shall be for the life of the program and shall be included in Lifetime Program Contracts as set forth in Paragraph 1 of the MOU.

2. GM hereby designates AAM as the advanced engineering/cooperative source and Tier I supplier- systems integrator for the * * * series program including all derivatives thereof based upon the * * * platform. Except with respect to brakes, AAM shall be design responsible. With respect to potential module steering cross member and suspension suppliers, AAM and GM engineering shall jointly review and approve their technical capability based on key product characteristics. AAM shall be solely responsible for the final selection of all suppliers and the terms and conditions of supply contracts. AAM and GM each recommit to continue support of the AAM/GM cost reduction program as set forth in the MOU and Lifetime Program contracts and to work together cooperatively and expeditiously with all appropriate resources and to make all decisions timely on joint cost savings ideas, the benefits of which shall be shared equally (50/50%) by AAM and GM.

3. Upon sourcing of the * * * series program to AAM, including all components referred to above in Paragraph 1, the following agreements, as set forth in
     (a), (b) and (c) below, will become effective:

          a. AAM and GM agree to four * * *% reductions on * * * component prices commencing January 1, 2002 and each January 1 thereafter through January 1, 2005 based on the following: These reductions will consist of * * *% annual price reductions on AAM's * * * controllable sales (excluding directed buy sales) with the balance coming from directed buy suppliers. AAM and GM shall jointly seek such price reductions from direct buy suppliers with the intention of achieving them by August 1, 2001. All such price reductions from directed buy suppliers shall be for the benefit of GM. To the extent that such price reductions shall not be obtained from directed buy suppliers, AAM shall be under no obligation to reduce prices beyond * * *% as set forth above. In addition, AAM will make a payment of $* * * million to GM on or before December 31, 2001. This payment will include GM's 50% share of the next $* * * million of jointly-achieved savings implemented after the date of this agreement. These actions shall be in lieu of any other price reduction-related payments by AAM to GM and shall be in lieu of any other * * * price reductions.

          b. In the event that AAM is not receiving annual revenue from the substitute business referenced in Section 2.K. of the Settlement Agreement dated as of July 28, 2000 between AAM and GM in an amount of at least $* * * million by December 1, 2002, then GM shall pay to AAM an amount based upon a total annual amount of $* * * million in proportion to the launch curve for the * * * products on or before December 31, 2002 and 2003 and $* * * million on or before December 31 of each year thereafter until such time as AAM is receiving at least $* * * million annual revenue from such substitute business. The amount of incremental revenue received by AAM from new AAM content from the module assemblies referenced in Section 1.b. above, excluding the amount for brakes referenced in Section 2. above, in excess of the revenue that would have been received by AAM for the axles such modules replace shall be counted against GM's obligation to source $* * * million of substitute business to AAM as set forth in Section 2.K. of the Settlement Agreement dated as of July 28, 2000 between AAM and GM. AAM shall be entitled to quote on all driveline components of GM and GM alliance partners such as Fiat, Isuzu, Subaru, Saab and Suzuki, etc. relating to passenger car, truck and crossover vehicles and programs.

          c. AAM and GM acknowledge that GM has received the benefit of $84 million savings, using model year 1996 as the base through model year 2000, as the result of AAM's and GM's warranty performance. AAM and GM commit to work cooperatively together to continually improve GM's warranty performance on AAM products to meet and exceed currently projected cumulative increment warranty savings of $* * * million in 2001, $* * * million in 2002, $* * * million in 2003, $* * * million in 2004 and $* * * million in 2005 based on 1996 warranty performance and current assumptions.





GENERAL MOTORS CORPORATION                  AMERICAN AXLE &
                                            MANUFACTURING, INC.

By: /s/ Randall Pappal                      By: /s/ Patrick S. Lancaster
    ------------------------------------        -------------------------------
Title: Director Purchasing                  Title: GVP
       ---------------------------------           ----------------------------
          /s/ Bo Andersson
          EXECUTIVE IN CHARGE

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================
                                  * * *-AUXILIARY PROPSHAFTS

   * * *                  * * * Front Auxiliary Propshaft                                * * *
   * * *                  * * * Front Auxiliary Propshaft                                * * *
   * * *                  * * * Front Auxiliary Propshaft                                * * *
   * * *                  * * * Front Auxiliary Propshaft                                * * *
   * * *                  * * * Front Auxiliary Propshaft                                * * *
----------------------------------------------------------------------------------------------------

                                       * * * PROPSHAFTS

   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
----------------------------------------------------------------------------------------------------

                                       * * * PROPSHAFTS

   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
   * * *                  * * * 2 Piece Propshafts                                       * * *
----------------------------------------------------------------------------------------------------

                                       * * * PROPSHAFTS

   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
----------------------------------------------------------------------------------------------------

                                       * * * PROPSHAFTS

   * * *                  * * * 1 Piece Propshaft                                        * * *
   * * *                  * * * 1 Piece Propshaft                                        * * *
----------------------------------------------------------------------------------------------------

                                             * * *

   * * *                  * * * 2 Piece Propshaft                                        * * *
====================================================================================================







                                     1 of 6

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================
                                         * * * 8.6" REAR AXLE

       * * *                  8.6" Rear Axle - 3.08 Std.                                     * * *
       * * *                  8.6" Rear Axle - 3.42 Std.                                     * * *
       * * *                  8.6" Rear Axle - 3.42 L/D                                      * * *
       * * *                  8.6" Rear Axle - 3.73 Std.                                     * * *
       * * *                  8.6" Rear Axle - 3.73 L/D                                      * * *
       * * *                  8.6" Rear Axle - 4.10 Std.                                     * * *
       * * *                  8.6" Rear Axle - 4.10 L/D                                      * * *
       * * *                  8.6" Rear Axle - 3.73 L/D                                      * * *
----------------------------------------------------------------------------------------------------

                                         * * * 8.6" REAR AXLE

       * * *                  8.6" Rear Axle - 3.42 Std.                                     * * *
       * * *                  8.6" Rear Axle - 3.42 L/D                                      * * *
       * * *                  8.6" Rear Axle - 3.73 Std.                                     * * *
       * * *                  8.6" Rear Axle - 3.73 L/D                                      * * *
       * * *                  8.6" Rear Axle - 4.10 Std.                                     * * *
       * * *                  8.6" Rear Axle - 4.10 L/D                                      * * *
----------------------------------------------------------------------------------------------------

                                         * * * 9.5" REAR AXLE

       * * *                  9.5" Rear Axle - 3.42 Std.                                     * * *
       * * *                  9.5" Rear Axle - 3.73 Std.                                     * * *
       * * *                  9.5" Rear Axle - 3.73 L/D                                      * * *
       * * *                  9.5" Rear Axle - 4.10 Std.                                     * * *
       * * *                  9.5" Rear Axle - 4.10 L/D                                      * * *
----------------------------------------------------------------------------------------------------

                                         * * * 9.5" REAR AXLE

       * * *                  9.5" Rear Axle - 3.73 Std.                                     * * *
       * * *                  9.5" Rear Axle - 3.75 L/D                                      * * *
       * * *                  9.5" Rear Axle - 4.10 Std.                                     * * *
       * * *                  9.5" Rear Axle - 4.10 L/C                                      * * *

----------------------------------------------------------------------------------------------------

                                         * * * 10.5" REAR AXLE

       * * *                  10.5" Rear Axle - 3.73 Std.                                    * * *
       * * *                  10.5" Rear Axle - 3.73 L/D                                     * * *
       * * *                  10.5" Rear Axle - 4.10 Std.                                    * * *
       * * *                  10.5" Rear Axle - 4.10 L/D                                     * * *

----------------------------------------------------------------------------------------------------

                                         * * * 10.5" REAR AXLE

       * * *                  10.5" Rear Axle - 3.73 Std.                                    * * *
       * * *                  10.5" Rear Axle - 3.73 L/D                                     * * *
       * * *                  10.5" Rear Axle - 4.10 Std.                                    * * *
       * * *                  10.5" Rear Axle - 4.10 L/D                                     * * *
====================================================================================================






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

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================
                               * * * 11.5" SINGLE WHEEL * * * REAR AXLE

       * * *                  11.5" SW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 4.10 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 4.10 L/D                                  * * *
----------------------------------------------------------------------------------------------------

                                * * * 11.5" DUAL WHEEL * * * REAR AXLE

       * * *                  11.5" DW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 4.10 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 4.10 L/D                                  * * *
----------------------------------------------------------------------------------------------------

                               * * * 11.5" DUAL WHEEL * * * REAR AXLE

       * * *                  11.5" SW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 4.10 L/D                                  * * *
       * * *                  11.5" SW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" SW Rear Axle - 4.10 L/D                                  * * *
----------------------------------------------------------------------------------------------------

                              * * * 11.5" DUAL WHEEL * * * REAR AXLE

       * * *                  11.5" DW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 3.73 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 3.73 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 4.10 L/D                                  * * *
       * * *                  11.5" DW Rear Axle - 4.10 Std.                                 * * *
       * * *                  11.5" DW Rear Axle - 4.10 L/D                                  * * *

====================================================================================================



                                     3 of 6

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================
                                        * * * 8.25" FRONT AXLE

       * * *         8.25" Front Axle - 3.73                                                 * * *
       * * *         8.25" Front Axle - 4.10                                                 * * *
----------------------------------------------------------------------------------------------------

                                    * * * 8.25" FRONT AXLE - (AWD)

       * * *         8.25" Front Axle - 3.73 (AWD)                                           * * *
       * * *         8.25" Front Axle - 4.10 (AWD)                                           * * *
----------------------------------------------------------------------------------------------------

                                * * * 9.25" FRONT AXLE - (POWER DENSE)

       * * *         9.25" Front Axle - 3.73 (Power Dense)                                   * * *
       * * *         9.25" Front Axle - 4.10 (Power Dense)                                   * * *
====================================================================================================



                                     4 of 6

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================

                                         * * * STABILIZER BAR

       * * *         Front Stabilizer Bar                                                    * * *
----------------------------------------------------------------------------------------------------

                                         * * * STABILIZER BAR

       * * *         Rear Stabilizer Bar                                                     * * *
       * * *         Rear Stabilizer Bar                                                     * * *

                                         * * * STABILIZER BAR

       * * *         Rear Stabilizer Bar Assembly                                            * * *
====================================================================================================




                                     5 of 6

====================================================================================================
--------                           LIFETIME PROGRAM CONTRACT                          --------------
  logo                                       * * *                                      Exhibit: I
====================================================================================================
                                                                                          5/21/01
                                                                                            PER
    CURRENT P/N                                  DESCRIPTION                            UNIT PRICE
    -----------                                  -----------                            ----------
====================================================================================================
                                        * * * LINKAGE ASSEMBLY

       * * *         * * * Linkage Assembly                                                  * * *
       * * *         * * * Linkage Assembly                                                  * * *

                                           * * * PITMAN ARM

       * * *         * * * Pitman Arm                                                        * * *
       * * *         * * * Pitman Arm                                                        * * *

====================================================================================================

* Portions of this Exhibit 10.02 were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "* * *".




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